Angel Oak Mortgage Trust I, LLC ABS-15G

Exhibit 99.6

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Digital Risk, LLC (“Digital Risk”), a third party due diligence provider, performed the review described below on behalf of its client, AOFLEX, LLC, Angel Oak Mortgage Operating Partnership, LP and Angel Oak Real Estate Investment Trust III (“Client”). The review included a total of 1527 newly originated residential mortgage loan, in connection with the securitization identified as AOMT 2026-HB1 (the “Securitization”). The review began on May 16, 2024 and concluded on June 25, 2026.

Scope of Review

Digital Risk performed a review of newly originated loans. The review included the Services described below.

Credit Review

Digital Risk performed a Credit Guideline review. The Credit Guideline review relies on data provided by a third party vendor engaged by the Client instead of re-verifying such data in borrower source documents. The Rating Agencies have reviewed both Digital Risk’s and the Client’s process and permitted Digital Risk to assign securitization grades as defined by the their current criteria.

1.	Credit and Property Guideline Adherence

a)	Using data received from Client, Digital Risk will confirm that credit and property attributes conform to Clients guideline requirements for each borrower and that the borrower’s credit profile adhered to the guidelines

i.	FICO/LTV/LIEN/Occupancy Matrix Adherence

ii.	Income, Debt and DTI calculation.

●	Income will be re-calculated based off final annual net income provided in the raw data from spreadsheets which has been derived from PointServ for paystubs and tax transcripts; and from Plaid for bank statement deposits and asset depletion. Gross-up factors identified in guidelines will be checked and confirmed in final verification for final grossed up income used at origination.

●	Debt will be recalculated using raw data from the data extract

●	The income and debt data will be used to determine if the applicant qualifies per the guideline credit eligibility criteria.

●	DTI will be recalculated with the income and debt data to determine the DTI meets the guideline requirements.

●	No Income Documents will be utilized in the re-calculations but rather confirming the final annual net income data from the source documents for Plaid originated loans. Income documents will be reviewed in cases they are in the file to confirm overall monthly income aligns to the income used at origination.

2.	Credit Report data review:

a)	Digital Risk will review Credit Report data received from client to ensure that the items listed fit within the guidelines/Matrices:

i.	Mortgage Late payments, Collection accounts, overall total inquiries, Bankruptcies and foreclosures.

ii.	Credit score will be used to determine the maximum allowable loan amount per guidelines.

3.	Title Search, or raw data provided by Client.

a)	The lien position (first or junior) is determined through review of data provided by Client.

b)	DR will review this data, in conjunction with the Originators decisioning algorithms to re-calculate the lien balances.

4.	AVM Valuation:

i.	DR will review raw data AVM outputs / data to ensure that Originator has complied with its valuation criteria outlined in Originator guidelines / Client Overlays.

ii.	*If Applicable* In Accordance with Rating Agency requirement all loans will have a first secondary AVM ordered through another AVM vendor different than the original to ensure value was supported within 10% of original AVM value, if value was supported an A value was provided. If the value was not supported a second secondary AVM was ordered through a third vendor, if value was supported a B grade was assigned. If value was not supported a C grade was assigned.

5.	Review Closing Documents

i.	Review security document and Note/HELOC Agreement to ensure the Loan was closed in accordance with approval and with all required signatures.

Value of Collateral securing the assets: review and methodology

1.	AVM Valuation Review:

(1)	DR reviewed raw data AVM outputs / data to ensure that the client has complied with its valuation criteria outlined in their guidelines.

Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

“Compliance Review” means that Digital Risk reviewed each Loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the Loan complies with the applicable Federal, State, and local regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.

1.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below including 1026.6, 1026.15 and 1026.40.

Rescission

a.	Failure to provide the right of rescission notice;

b.	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

c.	errors in the right of rescission notice;

d.	failure to provide the correct form of right of rescission notice;

e.	failure to provide the three (3) business day rescission period; and

f.	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

2.	TILA

a.	High-cost Mortgage (§§1026.31, 32 and 33):

i.	Points and fees threshold test;

ii.	APR threshold test;

iii.	Prepayment penalty test; and

iv.	Compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

3.	Other Provisions

a.	Texas:

i.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

b.	Fed/State/Local Predatory Lending:

i.	The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

c.	Prepay Penalties and Late Fees:

i.	Federal and state specific late charge and prepayment penalty provisions. On loans listed as Consumer loans. Check for all proper disclosures

4.	Exclusions. Digital Risk will not test:

a.	Loan types that are excluded from compliance with TRID:

b.	Technical formatting of disclosures.

c.	Other Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.

d.	For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, whether prohibited fees were collected prior to the initial LE being issued

e.	Whether any fee is a “bona fide” fee for third-party services

f.	Whether the loans comply with all federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.

Summary of Results

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	1489	$230,978,201.00	97.51%
Event Grade B	38	$6,603,601.00	2.49%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	1527	$237,581,802.00	100.00%
Credit Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	1497	$232,056,102.00	98.04%
Event Grade B	30	$5,525,700.00	1.96%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	1527	$237,581,802.00	100.00%
Compliance Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	1519	$236,503,901.00	99.48%
Event Grade B	8	$1,077,901.00	0.52%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	1527	$237,581,802.00	100.00%
Valuation Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	1328	$200,078,200.00	99.92%
Event Grade B	1	$95,500.00	0.08%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	1329	$200,173,700.00	100.00%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan complies with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan complies with all material applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The valuation methodology complies with applicable underwriting guidelines and the value is supported within 90% of the original appraisal by the first third party valuation product. The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B

The valuation methodology does not meet applicable published guidelines for the program.

The value is not supported within 90% of the original appraisal by the first third party valuation product but a second third party valuation product is provided and does support original appraised value within 90%.

The value is not supported within 90% of the original appraisal by the first third party valuation product; a second third party valuation product is provided and does not support the original appraised value within 90%; a third party value reconciliation product is then provided which reconciles the appraisal, first, and second valuation products, and supports within 90% of the appraisal. When a reconciliation supports the appraisal, first and second valuation products, the lower of the appraised value, purchase price for purchases, and reconciliation value will be used to establish lending value.

The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.

C	The valuation methodology does not meet every applicable published guideline for the program. The value is not supported within 90% of the original appraisal by any of the third-party valuation products or the reconciliation.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.